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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549




                                      FORM 8-K

                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  April 21, 1998



                         Hutchinson Technology Incorporated
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)

             Minnesota                   0-14709             41-0901840
   -------------------------------   ----------------   -------------------
   (State or other jurisdiction of   (Commission File    (I.R.S. Employer
    incorporation or organization)        Number)       Identification No.)


       40 West Highland Park
       Hutchinson, Minnesota             55350            (320) 587-3797
   -------------------------------   ----------------   -------------------
       (Address of principal           (Zip Code)     (Registrant's telephone
         executive offices)                         number, including area code)

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1      Press release relating to second fiscal quarter earnings.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 1998

                                        HUTCHINSON TECHNOLOGY INCORPORATED
                                          Registrant


                                        By /s/ John A. Ingleman
                                          --------------------------------------
                                            Its Chief Financial Officer


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                                 INDEX TO EXHIBITS


Exhibit   Description                                  Method of Filing
-------   -----------                                  ----------------

99.1      Press release relating to second fiscal      Electronic Transmission
          quarter earnings